INTANGIBLE ASSETS	6 Months Ended
Sep. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS

NOTE 6 – INTANGIBLE ASSETS

On February 14, 2022, the Company acquired a digital asset commonly referred to as “land” within the Sandbox metaverse. The Sandbox is a decentralized, community-driven gaming ecosystem where creators can share and monetize voxel assets and gaming experiences on the Ethereum blockchain. The purchase price was 7.9 Ethereum (ETH). The digital asset (“land”) is an ERC-721 token on the Ethereum network commonly referred to as Sandbox Lands. The asset was valued based on the market rate of ETH on the date of transaction for a value of $23,229, due to the decline in the value of digital assets, the asset was revalued at $7,850 at September 30, 2022, based on the lowest value of ETH during the six months ended September 30, 2022. Management evaluated the asset for impairment and determined that no impairment was necessary.